UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 260.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

Pacific Mercantile Bancorp (the “Company”) entered into a Stock Purchase Agreement, effective as of February 27, 2013 (the “Stock Purchase Agreement”), providing for it to sell up to a total of 2,222,222 shares of its common stock, at a purchase price of $6.75 per share in cash, to Carpenter Community BancFund, L.P. and Carpenter Community BancFund-A, L.P. (collectively, the “Carpenter Funds”). The purchase price of $6.75 per share of common stock represents a 13% premium over the $5.95 closing price of the Company’s common stock on February 26, 2013, the day before the effective date of the Stock Purchase Agreement.

The net proceeds from the sale of those shares, which are expected to total approximately $14,800,000, will be contributed by the Company to capitalize a new wholly-owned asset management subsidiary, which will use those proceeds to fund the purchase of nonperforming loans and foreclosed real properties from the Company’s wholly-owned banking subsidiary, Pacific Mercantile Bank (the “Bank”). Following the purchase of those assets, the new asset management subsidiary will focus its efforts and resources principally on managing and disposing of those assets. By significantly reducing its nonperforming assets, the sale and transfer of those assets by the Bank to that subsidiary will result in improvements in the Bank’s financial condition and will reduce the costs it has been incurring in managing and disposing of those assets, which are expected to result in improvements in the Bank’s future financial performance. In addition, the proceeds from the sale of those assets will provide the Bank with additional financial resources that it plans to use to fund new loans and growth initiatives.

Consummation of the sale of the shares of common stock to the Carpenter Funds pursuant to the Stock Purchase Agreement remains subject to the satisfaction, by no later than April 15, 2013, of conditions customary for transactions of this nature and the condition that the Company and the Carpenter Funds will have obtained, by no later than May 15, 2013, federal bank regulatory approvals for the purchase by the Carpenter Funds of the shares of common stock and the purchase, by the Company’s new asset management subsidiary of nonperforming assets from the Bank. There is no assurance that all of the conditions will be satisfied and, therefore, there can be no assurance that the sale of the $15 million of shares of common stock to the Carpenter Funds will be consummated.

The Company has agreed that, if the sale of the shares of common stock to the Carpenter Funds is consummated pursuant to the Stock Purchase Agreement, it will use its commercially reasonable efforts to register those shares for resale under the Securities Act of 1933, as amended, pursuant to a Registration Rights Agreement entered into by the Company and the Carpenter Funds in connection with their purchase of $26.3 million of shares of Company common stock in April 2012. Under that Agreement, the registration expenses will be borne by the Company.

The Carpenter Funds currently own a total of approximately 26% of our voting stock and together constitute the Company’s largest shareholder. Upon the consummation of the transactions contemplated by the Stock Purchase Agreement, the Carpenter Funds will own approximately 34% of the Company’s voting stock. Further, as previously reported, pursuant to an investor rights agreement entered into by the Company with the Carpenter Funds in connection with their purchase of $26.3 million of shares of Company common stock in April 2012, three individuals designated by the Carpenter Funds were appointed to serve on the respective Boards of Directors of both the Company and the Bank.

The sale of the shares of common stock to the Carpenter Funds also will strengthen the Company’s financial condition by increasing its capital and capital ratios. However, the Bank’s sale of non-performing assets to the Company’s new asset management subsidiary will not result in changes in or improvements to the Company’s consolidated financial condition or operating results, because those non-performing assets will remain on the Company’s consolidated balance sheet and the costs of managing and disposing of those assets, and any losses that may be recognized on their sale or other disposition, will continue to negatively affect the Company’s consolidated operating results and cash flows until the sales or dispositions of those assets are completed.

The foregoing summary of the Common Stock Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the copy of that Agreement attached as Exhibit 10.1 to this Current Report. The foregoing summary of the registration rights to be provided to the Carpenter Funds is not intended to be complete and is qualified in its entirety by reference to the copy of the Registration Rights Agreement attached as Exhibit 10.3 to our Current Report on Form 8-K dated February 28, 2012, which we filed with the SEC on March 2, 2012.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to and there is hereby incorporated by reference into this Item 3.02, the information contained in Item 1.01 above in this Current Report relating to the Company’s entry into the Stock Purchase Agreement. That information is qualified in its entirety by reference to that Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K. Those shares of common stock were offered for sale and will be sold only to “accredited investors” within the meaning of Regulation D under the Securities Act in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under that Act. None of those shares of common stock have been registered under the Securities Act or qualified under any applicable state securities laws, and may not be offered or sold in the United States absent such registration and qualification or applicable exemptions therefrom. The stock certificates evidencing the shares of common stock will contain a restrictive legend to the foregoing effect.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities.

Item 7.01	Regulation FD Disclosure.

On March 5, 2013, the Company issued a press release reporting the entry by the Company and the Carpenter Funds into the Stock Purchase Agreement as described in Item 1.01 above. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and neither such information nor Exhibit 99.1 shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains statements regarding our expectations, beliefs and views about our future financial condition and performance and our business. Those statements, which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “improvements,” “future,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control. Moreover, our business and our markets are subject to a number of risks and uncertainties which could cause our actual financial condition or results of operating in the future to differ, possibly significantly, from our expectations as set forth in the forward-looking statements contained in this Current Report on Form 8-K.

In addition to the risk of incurring loan losses, which is an inherent feature of the banking business, these risks and uncertainties include, but are not limited to, the following: the risk that the Stock Purchase Agreement and the sale of shares contemplated thereby will have to be terminated, in the event we are not able to obtain required regulatory approvals or other conditions to the consummation of the transactions contemplated by that Agreement are not satisfied; the risk that expected benefits from the transactions contemplated by the Stock Purchase Agreement, including from the sale by the Bank of nonperforming assets, may not materialize; the risk that the economic recovery in the United States, which is still relatively fragile, will be adversely affected by domestic or international economic conditions, which could cause us to incur additional loan losses and adversely affect our results of operations in the future; uncertainties and risks with respect to the effects that our compliance with the Federal Reserve Bank regulatory agreement (the “FRB Agreement”) and regulatory order of the California Department of Financial Institutions (the “DFI Order”) will have on our business and results of operations because, among other things, that Agreement and that Order impose restrictions on our operations and our ability to grow our banking franchise, and the risk of potential future supervisory action against us or the Bank by the FRB or the DFI if we are unable to meet the requirements of the FRB Agreement or the DFI Order; the risk that our earnings will be hurt by our recent exit from the wholesale mortgage lending business because that will result in a reduction, which could be significant, in our mortgage banking revenues; the risk that our interest margins and, therefore, our net interest income will be adversely affected if the economy remains weak or interest rates remain low for an extended period of time; the risk that we will not be able to manage our interest rate risks effectively, including the additional interest rate risks associated with our residential mortgage lending business, in which event our operating results could be harmed; the prospect that government regulation of banking and other financial services organizations will increase, causing our costs of doing business to increase and restricting our ability to take advantage of business and growth opportunities. Additional information regarding these and other risks and uncertainties to which our business is subject is contained in our Annual Report on Form 10-K that we filed with the SEC on February 27, 2012, as updated and modified by the discussion of risk factors contained in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012, which we filed with the SEC on May 7, 2012 and August 14, 2012, respectively, and readers of this report are urged to review the additional information contained in those reports.

Due to these risks and uncertainties, you are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of its date, or to make predictions about our future financial performance based solely on our historical financial performance. We disclaim any obligation to update or revise any of the forward-looking statements as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description of Exhibits

Exhibit 10.1	Stock Purchase Agreement effective as of February 27, 2013 by and between the Company and the Carpenter Funds.

Exhibit 99.1	Press Release issued March 5, 2013 reporting the Company’s entry into the Stock Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: March 5, 2013	By:	/s/ NANCY A. GRAY
Nancy A. Gray, Senior Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBIT

Exhibit No.	Description of Exhibits

Exhibit 10.1	Stock Purchase Agreement effective as of February 27, 2013 by and between the Company and the Carpenter Funds.

Exhibit 99.1	Press Release issued March 5, 2013 reporting the Company’s entry into the Stock Purchase Agreement.

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